Exhibit 99.5

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2006

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2006				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Hotels:
The Ritz-Carlton, Amelia Island, Florida	$—	$25	$115	$25	$25	$140	$165	$27	—	1998	40
Four Seasons, Atlanta, Georgia	33	5	48	16	6	63	69	14	—	1998	40
Grand Hyatt, Atlanta, Georgia	—	8	88	13	8	101	109	22	—	1998	40
Atlanta Marquis, Georgia	138	12	184	66	16	246	262	48	—	1998	40
Atlanta Midtown Suites, Georgia	—	—	26	4	—	30	30	8	—	1996	40
Westin Buckhead, Georgia	29	5	84	18	6	101	107	22	—	1998	40
Miami Biscayne Bay, Florida	—	—	26	5	—	31	31	10	—	1998	40
Boston Marriott Copley Place, Massachusetts	—	—	202	22	—	224	224	29	—	2002	40
Boston/Newton, Massachusetts	—	3	31	15	3	46	49	31	—	1997	40
Hyatt, Boston, Massachusetts	30	15	69	25	17	92	109	19	—	1998	40
Hyatt Regency, Burlingame, California	60	16	119	32	20	147	167	31	—	1998	40
Calgary, Canada	31	5	18	11	5	29	34	9	—	1996	40
Hyatt Regency, Cambridge, Massachusetts	43	18	84	11	19	94	113	20	—	1998	40
Chicago/Downtown Courtyard, Illinois	—	7	27	3	7	30	37	11	—	1992	40
Chicago Embassy Suites, Illinois	—	—	86	—	—	86	86	6	—	2004	40
Chicago O’Hare, Illinois	—	4	26	35	4	61	65	33	—	1998	40
Chicago O’Hare Suites, Illinois	—	4	36	5	4	41	45	9	—	1997	40
Swissôtel, Chicago, Illinois	51	29	132	8	30	139	169	31	—	1998	40
Coronado Island Resort, California	—	—	53	6	—	59	59	15	—	1997	40
Costa Mesa Suites, California	—	3	19	3	3	22	25	6	—	1996	40
Dallas Quorum, Texas	—	14	27	12	14	39	53	13	—	1994	40
Dayton, Ohio	—	2	30	2	2	32	34	7	—	1998	40
Hyatt DC Capitol Hill, Washington, D.C.	58	40	230	1	40	231	271	7	—	2006	40
The Ritz-Carlton, Dearborn, Michigan	—	8	51	4	8	55	63	12	—	1998	40
Denver Tech Center, Colorado	—	7	26	18	6	45	51	13	—	1994	40
Westin Tabor Center, Colorado	45	—	89	—	—	89	89	2	—	2006	40
Desert Springs Resort and Spa, California	86	14	143	76	14	219	233	50	—	1997	40

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2006

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2006				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Fairview Park, Virginia	—	9	39	7	9	46	55	9	—	1998	40
Gaithersburg/Washingtonian Center, Maryland	—	7	22	2	7	24	31	8	—	1993	40
Hanover, New Jersey	—	4	30	14	5	43	48	13	—	1997	40
Harbor Beach Resort, Florida	88	—	62	54	—	116	116	35	—	1997	40
Houston Airport, Texas	—	—	10	11	—	21	21	12	—	1984	40
Houston Medical Center, Texas	—	—	19	10	—	29	29	8	—	1998	40
Westin Indianapolis, Indiana	38	12	100	1	12	101	113	2	—	2006	40
JW Marriott Hotel at Lenox, Georgia	—	16	21	14	16	35	51	15	—	1990	40
JW Marriott Houston, Texas	—	4	26	17	8	39	47	14	—	1994	40
JWDC, Washington, D.C.	88	26	105	21	26	126	152	22	—	2003	40
Kansas City Airport, Missouri	—	—	8	20	—	28	28	22	—	1993	40
Westin Kierland, Arizona	133	98	273	—	98	273	371	2	—	2006	40
Fairmont Kea Lani, Hawaii	—	55	294	5	55	299	354	19	—	2003	40
Key Bridge, Virginia	—	—	38	14	—	52	52	34	—	1997	40
Manhattan Beach, California	—	8	29	10	—	47	47	14	—	1997	40
Marina Beach, California	—	—	13	20	—	33	33	9	—	1995	40
Maui Hyatt, Hawaii	—	92	212	5	92	217	309	18	—	2003	40
Memphis, Tennessee	—	—	16	29	—	45	45	12	—	1998	40
Mexico/Polanco, Mexico	5	11	35	3	10	39	49	17	—	1996	40
McDowell Mountains, Arizona	34	8	48	—	8	48	56	3	—	2004	40
Miami Airport, Florida	—	—	7	48	—	55	55	37	—	1972	40
Minneapolis City Center, Minnesota	—	—	27	18	—	45	45	27	—	1986	40
Minneapolis Southwest, Minnesota	—	5	24	5	5	29	34	6	—	1998	40
New Orleans, Louisiana	81	16	96	68	16	164	180	41	—	1996	40
New York Financial Center, New York	—	19	79	17	19	96	115	28	—	1997	40
New York Marquis, New York	213	—	552	110	—	662	662	309	—	1986	40
Newark Airport, New Jersey	—	—	30	25	—	55	55	34	—	1984	40
Newport Beach, California	—	11	13	110	11	123	134	43	—	1975	40
Orlando Marriott World Center, Florida	214	18	156	205	29	350	379	85	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	4	6	33	39	9	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	4	1	45	46	13	—	1995	40

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2006

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2006				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Philadelphia Convention Center, Pennsylvania	97	3	143	20	5	161	166	48	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	26	60	16	27	75	102	16	—	1998	40
Portland, Oregon	—	6	40	9	6	49	55	16	—	1994	40
Hyatt Regency, Reston, Virginia	39	11	78	13	12	90	102	19	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	3	9	67	76	16	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	10	—	99	99	23	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	10	31	133	164	29	—	1998	40
San Antonio Rivercenter, Texas	66	—	86	47	—	133	133	34	—	1996	40
San Antonio Riverwalk, Texas	—	—	45	6	—	51	51	15	—	1995	40
San Diego Hotel and Marina, California	180	—	202	108	—	310	310	84	—	1996	40
San Diego Mission Valley, California	—	4	23	7	4	30	34	7	—	1998	40
San Francisco Airport, California	—	11	48	24	13	70	83	22	—	1994	40
San Francisco Fisherman’s Wharf, California	—	6	20	9	6	29	35	13	—	1994	40
San Francisco Moscone Center, California	—	—	278	44	—	322	322	122	—	1989	40
San Ramon, California	18	—	22	10	—	32	32	9	—	1996	40
Santa Clara, California	32	—	39	(4)	—	35	35	16	—	1989	40
Seattle SeaTac Airport, Washington	—	4	41	10	3	52	55	16	—	1998	40
Tampa Waterside, Florida	—	—	—	98	11	87	98	16	2000	—	40
The Ritz-Carlton, Buckhead, Georgia	—	14	81	30	15	110	125	30	—	1996	40
The Ritz-Carlton, Marina del Rey, California	—	—	52	15	—	67	67	18	—	1997	40
The Ritz-Carlton, Naples, Florida	—	19	127	69	21	194	215	57	—	1996	40
The Ritz-Carlton, Naples Golf Lodge, Florida	—	6	—	64	6	64	70	8	2002	—	40
Toronto Airport, Canada	22	5	24	3	5	27	32	8	—	1996	40
Toronto Eaton Center, Canada	33	—	27	2	—	29	29	9	—	1995	40
Toronto Delta Meadowvale, Canada	29	4	20	9	4	29	33	12	—	1996	40
Dulles Airport, Washington, D.C.	—	—	3	27	—	30	30	25	—	1970	40
Washington Dulles Suites, Washington, D.C.	—	3	24	4	3	28	31	7	—	1996	40
Washington Metro Center, Washington D.C.	—	20	24	8	20	32	52	11	—	1994	40
Westfields, Virginia	—	7	32	6	7	38	45	12	—	1994	40
Sheraton Boston, Massachusetts	—	42	262	2	42	264	306	5	—	2006	40

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2006

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2006				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Sheraton, Indianapolis, Indiana	—	3	51	—	3	51	54	1	—	2006	40
Sheraton New York Hotel & Towers, New York	—	346	409	13	346	422	768	8	—	2006	40
Sheraton Parsippany, New Jersey	—	8	30	—	8	30	38	1	—	2006	40
Sheraton Santiago Hotel & Convention Center, Chile	—	19	11	(1)	18	11	29	—	—	2006	40
Sheraton Stamford Hotel, Connecticut	—	6	20	1	6	21	27	—	—	2006	40
St. Regis Hotel, Houston, Texas	—	6	33	—	6	33	39	1	—	2006	40
W New York, New York	—	138	102	—	138	102	240	2	—	2006	40
W Seattle, Washington	—	11	125	—	11	125	136	2	—	2006	40
Westin Grand, Washington, D.C.	—	16	80	—	16	80	96	1	—	2006	40
Westin Los Angeles Airport, California	—	—	102	—	—	102	102	2	—	2006	40
Westin Mission Hills Resort, California	—	38	49	—	38	49	87	1	—	2006	40
Westin Seattle, Washington	—	39	175	—	39	175	214	3	—	2006	40
Westin South Coast Plaza, California	—	—	46	2	—	48	48	1	—	2006	40
Westin Waltham Boston, Massachusetts	—	9	59	—	9	59	68	1	—	2006	40
Sheraton San Diego Marina, California	—	—	328	—	—	328	328	6	—	2006	40

Sub total:	2,014	1,540	8,220	2,001	1,578	10,183	11,761	2,178
Sub total—other hotels less than 5% of total:	—	33	314	201	44	504	548	179		various	40

Total hotels:	2,014	1,573	8,534	2,202	1,622	10,687	12,309	2,357
Other properties, each less than 5% of total	—	—	6	2	—	8	8	6		various	various

Total properties	2,014	1,573	8,540	2,204	1,622	10,695	12,317	2,363
Held for sale properties	—	21	78	1	21	79	100	8		various	—

TOTAL	$2,014	$1,594	$8,618	$2,205	$1,643	$10,774	$12,417	$2,371

(1)	Each hotel is operated as a Marriott-brand hotel unless otherwise indicated by its name.

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2006

(in millions)

Notes:

(A)	The change in total cost of properties for the fiscal years ended December 31, 2006, 2005 and 2004 is as follows:

Balance at December 31, 2003	$8,394
Additions:
Acquisitions	525
Capital expenditures and transfers from construction-in-progress	137
Deductions:
Dispositions and other	(181)
Assets held for sale	(127)

Balance at December 31, 2004	8,748
Additions:
Acquisitions	276
Capital expenditures and transfers from construction-in-progress	146
Deductions:
Dispositions and other	(70)
Assets held for sale	(73)

Balance at December 31, 2005	9,027
Additions:
Acquisitions	3,415
Capital expenditures and transfers from construction-in-progress	378
Deductions:
Dispositions and other	(403)
Assets held for sale	(100)

Balance at December 31, 2006	$12,317

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2006

(in millions)

(B)	The change in accumulated depreciation and amortization of real estate assets for the fiscal years ended December 31, 2006, 2005 and 2004 is as follows:

Balance at December 31, 2003	$1,697
Depreciation and amortization	256
Dispositions and other	(60)
Depreciation on assets held for sale	(23)

Balance at December 31, 2004	1,870
Depreciation and amortization	270
Dispositions and other	(19)
Depreciation on assets held for sale	(18)

Balance at December 31, 2005	2,103
Depreciation and amortization	334
Dispositions and other	(66)
Depreciation on assets held for sale	(8)

Balance at December 31, 2006	$2,363

(C)	The aggregate cost of properties for federal income tax purposes is approximately $9,090 million at December 31, 2006.

(D)	The total cost of properties excludes construction-in-progress properties.